SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                -------------------------------------------------

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2004


                              OCEAN BIO-CHEM, INC.

               (Exact name of registrant as specified in charter)

       Florida                         2-70197                   59-1564329
    (State or other            (Commission File Number)        (IRS Employer
      jurisdiction                                           Identification No.)
         of Incorporation)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314 (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code: 954/587-6280


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Item 2.  Acquisition or Disposition of Assets

     On December 29, 2003, the Registrant executed a Letter of Intent to acquire the operating assets of Clear Cote Corporation of St. Petersburg, Florida. As of this date the respective parties have reached an impasse and, accordingly the Letter of Intent and the contemplated transaction have been terminated without a successful conclusion.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               OCEAN BIO-CHEM, INC.

Date:    February 20, 2004                     By: /s/ Peter G. Dornau
                                                   --------------------
                                               Name:    Peter G. Dornau
                                               Title:   Chairman of the Board of
                                                        Directors and Chief
                                                        Executive Officer

Date:    February 20, 2004                     By:  /s/ Edward  Anchel
                                                    -------------------
                                               Name:    Edward Anchel
                                               Title:   Chief Financial Officer